EXHIBIT 10.9

INDIA GLOBALIZATION CAPITAL, INC.

______________, 2005

Integrated Global Networks, LLC
4336 Montgomery Avenue
Bethesda, MD 20814

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of India Globalization Capital, Inc. (“IGC”) and continuing until (the “Termination Date”) the earlier of the consummation by IGC of a “Business Combination” or the distribution of IGC’s “Trust Fund” (as such terms are described in IGC’s IPO prospectus), Integrated Global Networks, LLC shall make available to IGC certain general and administrative services, including without limitation, office and secretarial services as may be required by IGC from time to time, situated at 4336 Montgomery Avenue, Bethesda, MD 20814. In exchange therefore, IGC shall pay Integrated Global Networks, LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

INDIA GLOBALIZATION CAPITAL, INC.

By:

Name:

Title:

AGREED TO AND ACCEPTED BY:

INTEGRATED GLOBAL NETWORKS, LLC

By:

Name:

Title: